UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	December 1, 2014

Park National Corporation
(Exact name of registrant as specified in its charter)

Ohio	1-13006	31-1179518
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

50 North Third Street, P.O. Box 3500, Newark, Ohio	43058-3500
(Address of principal executive offices)	(Zip Code)

(740) 349-8451
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 - Other Events

On December 5, 2014, Park National Corporation ("Park") issued a News Release announcing that Harry O. Egger III, Vice Chairman of the Park Board of Directors and Chairman of Security National Bank, a division of The Park National Bank, had passed away December 1, 2014. Mr. Egger had served in the class of directors whose terms will expire in 2017. It is expected that the Nominating and Corporate Governance Committee of Park's Board of Directors will consider and make a recommendation to the full Board of Directors in the first quarter of 2015, regarding the filling of the vacancies created by Mr. Egger's passing away. A copy of the December 5, 2014 New Release is included with this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01 - Financial Statements and Exhibits

(a) - (c)     Not Applicable

(d) Exhibits: The following exhibit is included with this Current Report on Form 8-K:

Exhibit No.        Description

99.1	A release issued by Park National Corporation on December 5, 2014 regarding the passing away of Harry O. Egger III, Vice Chairman of the Board of Directors

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARK NATIONAL CORPORATION

Dated: December 5, 2014	By:	/s/ Brady T. Burt
Brady T. Burt
Chief Financial Officer, Secretary and Treasurer

INDEX TO EXHIBITS

Current Report on Form 8-K
Dated December 5, 2014

Park National Corporation

Exhibit No.        Description

99.1	News Release issued by Park National Corporation on December 5, 2014 regarding the passing away of Harry O. Egger III, Vice Chairman of the Board of Directors